1801 California St., Suite 5200 Denver, Colorado 80202 (720) 493-4256

April 6, 2023

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Attention:     Gregory V. Nikiforow

    Re:  Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

Transamerica Funds
Transamerica Series Trust
Transamerica Collective Trust Funds Transamerica Asset Allocation Collective Trust Funds Transamerica Asset Allocation Variable Funds
Transamerica Global Allocation Liquidating Trust

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Gregory V. Nikiforow
Name:	Gregory V. Nikiforow
Title:	Vice President

  Effective Date: May 1, 2023

Information Classification: Limited Access

APPENDIX A - 1

As of May 1, 2023

TRANSAMERICA FUNDS
FUND NAME
Transamerica ClearTrack® 2015
Transamerica ClearTrack® 2020
Transamerica ClearTrack® 2025
Transamerica ClearTrack® 2030
Transamerica ClearTrack® 2035
Transamerica ClearTrack® 2040
Transamerica ClearTrack® 2045
Transamerica ClearTrack® 2050
Transamerica ClearTrack® 2055
Transamerica ClearTrack® 2060
Transamerica ClearTrack® Retirement Income
Transamerica Asset Allocation–Conservative Portfolio
Transamerica Asset Allocation–Growth Portfolio
Transamerica Asset Allocation–Moderate Growth Portfolio
Transamerica Asset Allocation–Moderate Portfolio
Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation Short Horizon
Transamerica Balanced II
Transamerica Bond
Transamerica Capital Growth
Transamerica Core Bond (formerly, Transamerica Intermediate Bond)
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Opportunities
Transamerica Energy Infrastructure
Transamerica Floating Rate
Transamerica Government Money Market
Transamerica High Yield Bond
Transamerica High Yield ESG
Transamerica High Yield Muni
Transamerica Inflation Opportunities
Transamerica Inflation-Protected Securities
Transamerica Intermediate Muni
Transamerica International Equity
Transamerica International Focus
Transamerica International Small Cap Value
Transamerica International Stock
Transamerica International Sustainable Equity
Transamerica Large Cap Value
Transamerica Large Core ESG
Transamerica Large Growth
Transamerica Large Value Opportunities
Transamerica Long Credit
Transamerica Mid Cap Growth
Transamerica Mid Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica Multi-Asset Income
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond
Transamerica Small Cap Growth
Transamerica Small Cap Value
Transamerica Small/Mid Cap Value
Transamerica Stock Index
Transamerica Sustainable Bond
Transamerica Sustainable Equity Income

Information Classification: Limited Access

Transamerica Sustainable Growth Equity
Transamerica UltraShort Bond
Transamerica Unconstrained Bond
Transamerica US Growth

TRANSAMERICA SERIES TRUST

Fund Name
Transamerica 60/40 Allocation VP
Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP)
Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP)
Transamerica Aegon High Yield Bond VP
Transamerica Aegon Sustainable Equity Income VP
Transamerica Aegon U.S. Government Securities VP
Transamerica American Funds Managed Risk VP
Transamerica BlackRock Government Money Market VP
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (formerly, Transamerica QS Investors Active Asset Allocation - Conservative VP)
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (formerly, Transamerica QS Investors Active Asset Allocation - Moderate Growth VP)
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (formerly, Transamerica QS Investors Active Asset Allocation - Moderate VP)
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (formerly, Transamerica Legg Mason Dynamic Allocation – Balanced VP)
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (formerly, Transamerica Legg Mason Dynamic Allocation – Growth VP
Transamerica BlackRock iShares Edge 40 VP
Transamerica BlackRock iShares Edge 50 VP
Transamerica BlackRock iShares Edge 75 VP
Transamerica BlackRock iShares Edge 100 VP
Transamerica BlackRock Real Estate Securities VP (formerly, Transamerica BlackRock Global Real Estate Securities VP)
Transamerica BlackRock Tactical Allocation VP
Transamerica Goldman Sachs 70/30 Allocation VP
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP (formerly, Transamerica Managed Risk – Balanced ETF VP)
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (formerly, Transamerica Managed Risk – Conservative ETF VP)
Transamerica Goldman Sachs Managed Risk – Growth ETF VP (formerly, Transamerica Managed Risk – Growth ETF VP)
Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Transamerica Rothschild & Co Large Cap Value VP)
Transamerica International Focus VP
Transamerica Janus Balanced VP
Transamerica Janus Mid-Cap Growth VP
Transamerica JPMorgan Asset Allocation – Conservative VP
Transamerica JPMorgan Asset Allocation – Growth VP
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Transamerica JPMorgan Asset Allocation – Moderate VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan International Moderate Growth VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Market Participation Strategy VP
Transamerica Morgan Stanley Capital Growth VP

Information Classification: Limited Access

Transamerica Morgan Stanley Global Allocation VP
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP
Transamerica MSCI EAFE Index VP
Transamerica Multi-Managed Balanced VP
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PineBridge Inflation Opportunities VP
Transamerica ProFund UltraBear VP
Transamerica S&P 500 Index VP
Transamerica Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP
Transamerica TS&W International Equity VP
Transamerica WMC US Growth VP

TRANSAMERICA COLLECTIVE TRUST FUNDS

Fund Name
Transamerica Government Money Market – Collective Trust Fund
Transamerica High Quality Bond – Collective Trust Fund
Transamerica High Yield Bond – Collective Trust Fund
Transamerica Inflation-Protected Securities – Collective Trust Fund
Transamerica Intermediate Bond – Collective Trust Fund
Transamerica International Equity – Collective Trust Fund
Transamerica Large Core ESG – Collective Trust Fund
Transamerica Large Growth – Collective Trust Fund
Transamerica Large Value Opportunities – Collective Trust Fund
Transamerica Mid Cap Growth – Collective Trust Fund
Transamerica Mid Cap Value Opportunities – Collective Trust Fund
Transamerica Small Cap Growth – Collective Trust Fund
Transamerica Small Cap Value – Collective Trust Fund
Transamerica Stock Index Fund – Collective Trust Fund

TRANSAMERICA ASSET ALLOCATION COLLECTIVE TRUST FUNDS

Fund Name
Transamerica Asset Allocation – Short Horizon – Collective Trust Fund
Transamerica Asset Allocation – Short/Intermediate Horizon – Collective Trust Fund
Transamerica Asset Allocation – Intermediate Horizon – Collective Trust Fund
Transamerica Asset Allocation – Intermediate/Long Horizon – Collective Trust Fund
Transamerica Asset Allocation – Long Horizon – Collective Trust Fund

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Fund Name
Transamerica Asset Allocation – Intermediate Horizon Subaccount
Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount
Transamerica Asset Allocation – Short Horizon Subaccount

TRANSAMERICA GLOBAL ALLOCATION LIQUIDATING TRUST

Information Classification: Limited Access